Exhibit 10.39

SECOND AMENDMENT TO SALE, PURCHASE AND ESCROW AGREEMENT (PROPERTY POOL A)

This Second Amendment to Sale, Purchase and Escrow Agreement (Property Pool A) (this “Second Amendment”) is made and entered into as of October 22, 2010, by and among GRE Glendale LLC, a Delaware limited liability company (“Glendale Seller”), GRE Empire Towers LP, a Delaware limited partnership (“Empire Towers Seller”), GRE Cornerstone LLC, a Delaware limited liability company (“Cornerstone Seller”), GRE Kearny Mesa LP, a Delaware limited partnership (“Mesa Seller”), GRE Rio Vista LP, a Delaware limited partnership (“Rio Vista Seller”), GRE Walnut Creek LLC, a Delaware limited liability company (“Walnut Creek Seller” and with Glendale Seller, Empire Towers Seller, Cornerstone Seller, Mesa Seller, and Rio Vista Seller, each individually a “Seller” and, collectively, “Sellers”), and Pacific Office Properties, L.P., a Delaware limited partnership (“Purchaser”).

RECITALS:

A. Sellers and Pacific Office Management, Inc., a Delaware corporation (“Original Purchaser”) entered into that certain Sale, Purchase and Escrow Agreement (Property Pool A) dated as of August 12, 2010 (the “Original Agreement”), as amended by that certain First Amendment to Sale, Purchase and Escrow Agreement (Properly Pool A) dated as of August 30, 2010 (the “First Amendment”), by and among Sellers and Original Purchaser (the Original Agreement, as so amended, is referred to herein as the “Agreement”) respecting the purchase and sale of “Property Pool A” (as more particularly described in the Agreement). All initial capitalized terms used herein but not herein defined shall have the meaning ascribed to such terms in the Agreement. Purchaser has received an assignment of the interest of “Purchaser” under the Agreement pursuant to that certain Assumption and Assumption Agreement dated as of September 2, 2010, by and between Original Purchaser and Purchaser.

B. Seller and Purchaser now desire to enter into this Second Amendment to provide for (i) an amendment to the Final Closing Date (as such Final Closing Date may be extended as provided in the Agreement, as hereby amended), and (ii) an amendment to the provisions of Section 6.2 of the Agreement (as heretofore amended), all as more particularly set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

1.     In the event Purchaser delivers the First Purchaser Extension Payment in accordance with Section 6.2 of the Agreement (as such Section 6.2 is amended by this Second Amendment), the Final Closing Date shall be modified to be November 12, 2010 (subject to extension of such Final Closing Date as provided in the Agreement, as hereby amended).

2.     Section 6.2 of the Agreement (as amended by the First Amendment) is hereby deleted and the following is substituted in lieu thereof as a new Section 6.2 of the Agreement: “Purchaser may elect to extend the Final Closing Date to a date not later than December 17, 2010 (the “First Purchaser Extension”) upon delivering written notice to Sellers and Escrow Agent of such election not later than November 9, 2010, and delivering to Escrow Agent by not later than October 25, 2010, by bank wire of immediately available funds the sum of One Million Seven Hundred Ten Thousand Dollars ($1,710,000.00) (the “First Purchaser Extension Payment”). The First Purchaser Extension Payment shall be included within the meaning of “Deposit” and shall be applied to the Purchase Price at Closing. In addition, if Purchaser has so extended the Final Closing Date by exercise of the First Purchaser Extension, Purchaser may elect to further extend the Final Closing Date to a date not later than December 24, 2010, upon delivering written notice to Sellers and Escrow Agent of such election by not later than December 15, 2010, and delivering to Escrow Agent on or before December 15, 2010, by bank wire of immediately available funds the sum of Two Hundred Eighty-Five Thousand Dollars ($285,000.00) (the “Second Purchaser Extension Payment”), which Second Purchaser Extension Payment shall be included within the meaning of “Deposit” and shall be applied to the Purchase Price at Closing. In the event of the extension of the Final Closing Date pursuant hereto, Purchaser shall designate the actual date of Closing in written notice to Sellers and Escrow Agent not less than two (2) business days prior to such Closing date.”

3.     This Second Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but any number of which, taken together, shall be deemed to constitute one and the same instrument.

4.     Except as specifically amended by this Second Amendment, the Agreement shall continue in full force and effect. In the event of any conflict between the provisions of the Agreement and the provisions of this Second Amendment, the provisions of this Second Amendment shall prevail.

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IN WITNESS WHEREOF, Sellers and Purchaser have entered into this Second Amendment as of the date first written above.

PURCHASER:

PACIFIC OFFICE PROPERTIES, L.P., a Delaware limited partnership

By:	PACIFIC OFFICE PROPERTIES TRUST, INC., a Maryland corporation, its General Partner

	By:	/s/ Matthew J. Root
Chief Investment Officer
(Print Name and Title)

SELLER:

GRE GLENDALE LLC, a Delaware limited liability company

By:	Guggenheim Plus Leveraged LLC, a Delaware limited liability company Its Managing Member

	By:	/s/ Joseph P. Mahoney
	Name:	Joseph P. Mahoney
	Its:	Authorized Signatory

GRE EMPIRE TOWERS, LP, a Delaware limited partnership

By:	GRE Empire Towers GP LLC,
a Delaware limited liability company Its General Partner

	By:	/s/ Joseph P. Mahoney
	Name:	Joseph P. Mahoney
	Its:	Authorized Signatory

GRE CORNERSTONE LLC, a Delaware limited liability company

By:	Guggenheim Plus Leveraged LLC,
a Delaware limited liability company,
Its Managing Member

	By:	/s/ Joseph P. Mahoney
	Name:	Joseph P. Mahoney
	Its:	Authorized Signatory

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

[SIGNATURES CONTINUED FROM PRECEDING PAGE]

GRE KEARNY MESA, LP, a Delaware limited partnership

By:	GRE Kearny Mesa GP LLC,
a Delaware limited liability company Its General Partner

	By:	Guggenheim Plus Leveraged, LLC, a Delaware limited liability company, Its Managing Member

		By:	/s/ Joseph P. Mahoney
		Name:	Joseph P. Mahoney
		Its:	Authorized Signatory

GRE RIO VISTA, LP, a Delaware limited partnership

By:	GRE Rio Vista GP LLC,
a Delaware limited liability company Its General Partner

	By:	Guggenheim Plus Leveraged, LLC,
a Delaware limited liability company Its Managing Member

		By:	/s/ Joseph P. Mahoney
		Name:	Joseph P. Mahoney
		Its:	Authorized Signatory

GRE WALNUT CREEK LLC, a Delaware limited liability company

By:	Guggenheim Plus Leveraged LLC,
a Delaware limited liability company,
Its Managing Member

	By:	/s/ Joseph P. Mahoney
	Name:	Joseph P. Mahoney
	Its:	Authorized Signatory

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